UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2018, Tailored Brands, Inc. (the “Company”) entered into a (i) Second Amended and Restated Employment Agreement (the “Ewert Employment Agreement”) with Douglas S. Ewert, Chief Executive Officer of the Company, and (ii) Amended and Restated Employment Agreement with Bruce K. Thorn, President and Chief Operating Officer of the Company (the “Thorn Employment Agreement” and, together with the Ewert Employment Agreement, the “Employment Agreements”), which clarify when the provisions of the Employment Agreements govern in the event of a conflict with equity award agreements and makes additional non-substantive updates. A copy of each of the Employment Agreements is filed herewith as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.  For a complete description of the material terms of the Employment Agreements, see the Company’s proxy statement on Schedule 14A relating to the 2018 Annual Meeting of Shareholders of the Company filed with the Commission on May 10, 2018.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are included in this Form 8-K:

Number	Description

10.1	Second Amended and Restated Employment Agreement dated June 21, 2018, by and between Tailored Brands, Inc., Tailored Shared Services, LLC, and Douglas S. Ewert.

10.2	Amended and Restated Employment Agreement dated June 21, 2018, by and between Tailored Brands, Inc., Tailored Shared Services, LLC, and Bruce K. Thorn.

Index to Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement dated June 21, 2018, by and between Tailored Brands, Inc., Tailored Shared Services, LLC, and Douglas S. Ewert.

10.2	Amended and Restated Employment Agreement dated June 21, 2018, by and between Tailored Brands, Inc., Tailored Shared Services, LLC, and Bruce K. Thorn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      June 22, 2018

TAILORED BRANDS, INC.

By:	/s/ BRIAN T. VACLAVIK
Brian T. Vaclavik
Senior Vice President and Chief Accounting Officer